Case Number: B-05-28174-PHX-CGC

CURRENT MONTH'S RECEIPTS AND DISBURSEMENTS

		BANK ACCOUNTS			
		Operating	Payroll	Tax	Total
		# 712329825	#	#	
Balance at Beginning of Period		2,710.50			2,710.50
RECEIPTS					
Cash Sales		125,000.00			125,000.00
Accounts Receivable - Pre-Petition		25.00			25.00
Accounts Receivable - Post-Petition					
Loans and Advances					
Sale of Assets					
Transfers from Other DIP Accounts					
Other (attach list)					
TOTAL RECEIPTS		125,025.00			125,025.00
DISBURSEMENTS					
Business - Ordinary Operations		69,111.50			69,111.50
Capitol Inprovements					
Pre-Petition Debt					
Transfers to other DIP Accounts					
Other (attach list)					
Reorganization Expenses:					
Attorney Fees					
Accountant Fees					
Other Professional Fees					
U.S. Trustee Quarterly Fee					
Court Costs					
TOTAL DISBURSEMENTS		69,111.50			69,111.50
Balance at End of Month		58,624.00			58,624.00

** Information provided above should reconcile with balance sheet and income statement amounts*

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:	
Total Disbursements From Above	69,111.50
Less: Transfers to Other DIP Accounts	0.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)	0.00
Total Disbursements for Calculating Quarterly Fees	69,111.50

Case Number: B-05-28174-PHX-CGC

INCOME STATEMENT
(Accrual Basis)

SEE ATTACHED

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) year-to-date and filing-to-date information is provided, and (3) if reorganization expenses are segregated in the statement

REVENUES	Current Month	Year to Date	Total Since Filing
Gross Revenue			
Less: Returns & Discounts			
Net Revenue			
COST OF GOODS SOLD			
Material			
Direct Labor			
Direct Overhead (attach detail)			
Total Cost of Goods Sold			
GROSS PROFIT			
OPERATING EXPENSES			
Officer/Insider Compensation			
Selling & Marketing (attach detail)			
General & Administrative (attach detail)			
Other Expenses (attach detail)			
Total Operating Expenses			
Income Before Non-operating Income and Expense			
OTHER INCOME & EXPENSE			
Other Income (attach list)			
Other Expense (attach list)			
Interest Expense			
Depreciation/Depletion			
Amortization			
Net Other Income & Expense			
Income Before Reorganization Expense			
REORGANIZATION EXPENSES			
Professional Fees			
U.S. Trustee Fees			
Other (attach list)			
Total Reorganization Expenses			
Income Tax			
NET PROFIT OR (LOSS)			

Dosart Health, Inc.
Income Statement

	February 10 - 28, 2006	March 2006	April 2006	May 2006	February 10, 2006 through May 31, 2006
Ordinary Income/Expense					
Income					
License Fees	-	-	-	125,000.00	125,000.00
Sales	-	1,224.30	588.00	-	1,812.30
Sales Discount	-	-	(22.50)	-	(22.50)
Total Income	-	1,224.30	565.50	125,000.00	126,789.80
Expense					
Merchant account expense	-	-	100.24	18.11	118.35
Charges	89.00	64.00	-	44.00	197.00
Commissions	-	-	-	25,000.00	25,000.00
Contract Labor	2,710.00	2,550.00	1,525.00	673.18	7,458.18
Deprec Exp	482.97	788.01	727.14	727.14	2,725.26
DHPI China Office Expense	-	1,500.00	-	-	1,500.00
Insurance	-	-	-	1,300.05	1,300.05
Maint	-	-	-	4,215.00	4,215.00
Misc Exp	500.00	344.93	2,933.43	173.88	3,952.24
Off Supp	-	206.94	124.91	1,364.62	1,696.47
Payroll Expenses	-	8,100.00	17,795.65	17,468.74	43,364.39
Payroll Taxes	-	820.53	1,598.29	1,472.54	3,891.36
Postage	-	28.32	-	-	28.32
Printing	-	236.74	440.74	2,553.98	3,231.46
Prof Fee	29,294.10	4,032.00	260.00	22,000.00	55,586.10
Rent	-	2,248.20	3,277.95	1,967.37	7,493.52
Repairs	-	569.45	-	-	569.45
Shipping	13.39	82.33	9.43	77.97	183.12
T&E	-	-	125.00	-	125.00
Taxes	-	100.00	18.14	15.60	133.74
Telephone	1,020.93	1,623.59	1,852.69	625.67	5,122.88
Util	(310.93)	1,530.73	651.67	348.65	2,220.12
Total Expense	33,799.46	24,825.77	31,440.28	80,046.50	170,112.01
Net Ordinary Income	(33,799.46)	(23,601.47)	(30,874.78)	44,953.50	(43,322.21)
Other Income/Expense					
Debt Forgiveness	-	-	-	-	-
Other Income	-	-	-	-	-
Other Inc	0.72	0.34	-	-	1.06
Total Other Income	0.72	0.34	-	-	1.06
Other Expense					
Int Exp		0.01	-	(0.01)	-
Reorganization - Bankruptcy	-	780.00	250.00	-	1,030.00
Reorganization - Compensation	-	171,884.00	-	-	171,884.00
Reorganization - Legal Fees	-	55,450.88	21,425.62	21,388.76	98,265.26
Total Other Expense	-	228,114.89	21,675.62	21,388.75	271,179.26
Net Other Income	0.72	(228,114.55)	(21,675.62)	(21,388.75)	(271,178.20)
Net Loss	(33,798.74)	(251,716.02)	(52,550.40)	23,564.75	(314,500.41)

Case Number: B-05-28174-PHX-CGC

COMPARATIVE BALANCE SHEET

(Accrual Basis)

*Debtor's own form may be substituted if (1) it is prepared in accordance with generally accepted accounting principles, (2) current and prior period information is provided, and (3) if pre-petition and post-petition liabilities are segregated

ASSETS	SCHEDULE AMOUNT	CURRENT MONTH	PRIOR MONTH
Unrestricted Cash		58,624.00	2,710.50
Restricted Cash			
Total Cash	350.00	58,624.00	2,710.50
Accounts Receivable (net)	47,642.00	1,026.44	1,051.44
Inventory	100,000.00		
Notes Receivable	211,145.00		
Prepaid Expenses			
Other (attach list)			
Total Current Assets			
Property, Plant & Equipment	10,000.00	88,605.02	88,605.02
Less: Accumulated Depreciation		-82,449.94	-81,722.80
Net Property, Plant & Equipment		6,155.08	6,882.22
Due From Insider(s)			
Other Assets - net (attach list)			
Other (attach list)			
TOTAL ASSETS		65,805.52	10,644.16
POST-PETITION LIABILITIES			
Accounts Payable		3,106.86	8,421.07
Taxes Payable			
Notes Payable			
Professional Fees		140,265.26	96,876.50
Secured Debt			
Other (attach list)		28,390.06	34,868.00
Total Post-Petition Liabilities		171,762.18	140,165.57
PRE-PETITION LIABILITIES			
Secured Debt	850,546.09	995,387.02	995,387.02
Priority Debt	604.46	175.29	175.29
Unsecured Debt	2,216,816.33	4,956,999.97	4,956,999.97
Other (attach list)			
Total Pre-Petition Liabilities		5,952,562.28	5,952,562.28
TOTAL LIABILITIES		6,124,324.46	6,092,727.85
EQUITY			
Pre -Petition Owners' Equity		-5,915,902.53	-5,915,902.53
Post-Petition Cumulative Profit/Loss		-314,500.41	-338,065.16
Direct Charges to Equity (explain)		171,884.00	171,884.00
Total Equity		-6,058,518.94	-6,082,083.69
TOTAL LIABILITIES & OWNERS' EQUITY		65,805.52	10,644.16

Desert Health
Postpetition Payables (Other)
As of May 31, 2006

Accrued Payroll and Payroll Taxes for April	9,376.06
Accred Commissions	12,500.00
Accrued Compensatoin - Johnny Shannon	2,514.00
Accrued Contract Labor - Georgia Aadland	4,000.00
	28,390.06

*Information provided on this page should reconcile with balance sheet amounts

ACCOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	17,145.93	0.00	0.00	17,145.93
Less Amount Considered Uncollectible	-16,119.49	0.00	0.00	-16,119.49
Net Accounts Receivable	1,026.44	0.00	0.00	1,026.44

DUE FROM INSIDER	
Schedule Amount	-
Plus: Amount Loaned Since Filing Date	-
Less: Amount Collected Since Filing Date	-
Less: Amount Considered Uncollectible	-
Net Due From Insiders	-

INVENTORY	
Beginning Inventory	-
Plus: Purchases	-
Less: Cost of Goods Sold	-
Ending Inventory	-

Date Last Inventory was taken: ______________

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property	-	-	-	-
Buildings	-	-	-	-
Accumulated Depreciation	-	-	-	-
Net Buildings	-	-	-	-
Equipment	10,000.00	0.00	0.00	88,605.02
Accumulated Depreciation		0.00	0.00	-82,449.94
Net Equipment		0.00	0.00	6,155.08
Autos/Vehicles	-	-	-	
Accumulated Depreciation	-	-	-	
Net Autos/Vehicles	-	-	-	

Provide a description of fixed assets added or deleted during the reporting period. Include the date of Court order.

*Information provided on this page should reconcile with balance sheet and disbursement detail amounts

POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable	3,106.86	-897.52	1,567.41	309.08	2,127.89
Taxes Payable					
Notes Payable					
Professional Fees Payable	140,265.26	43,388.76	21,425.62	55,450.88	20,000.00
Secured Debt					
Other (attach list)	28,390.06	21,876.06	0.00	3,804.00	2,710.00
Total Post-Petition Liabilities	171,762.18	64,367.30	22,993.03	59,563.96	24,837.89

*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders			
Name	**Reason for Payment**	**Amount Paid this Month**	**Total Paid to Date**
David Stewart	Salary	15,000.00	20,000.00
Georgia Aadland	Salary	4,800.00	6,400.00
Johnny Shannon	Post Petition Compensation	10,000.00	10,000.00
Johnny Shannon	Commission	12,500.00	12,500.00
Total Payments to Insiders		42,300.00	48,900.00

Professionals				
Name	**Date of Court Order Authorizing Payment**	**Amount Approved**	**Amount Paid this Month**	**Total Paid to Date**
Total Payments to Professionals				

Desert Health
Postpetition Payables
As of May 31, 2006

	Type	Date	Num	Name	Memo	Split	Amount	<30	30-60	60-90	91+
Accounts Payable	Bill	02/10/2006	Feb-postpetition	AT&T	030 344 9432 001	Telephone	645.52	0.00	0.00	0.00	645.52
Accounts Payable	Bill	03/10/2006	March	AT&T	030 344 9432 001	Telephone	1,590.80	0.00	0.00	1,590.80	0.00
Accounts Payable	Check	04/18/2006	Pymt Pre	AT&T	[illegible]	Chase Bank (DIP)	-1,645.35	0.00	0.00	-1,033.03	-612.32
Accounts Payable	Bill	04/10/2006	Apr 06	AT&T	030 344 9432 001	Telephone	1,032.41	0.00	1,032.41	0.00	0.00
Accounts Payable	Bill	03/20/2006	1/20/06-2/20/06	CITY OF SCOTTSDALE	2201769102	Util	149.67	0.00	0.00	0.00	149.67
Accounts Payable	Bill	03/20/2006	2/20/06-3/17/06	CITY OF SCOTTSDALE	2201769103	Util	541.38	0.00	0.00	541.38	0.00
Accounts Payable	Bill	05/25/2006	[illegible]	CITY OF SCOTTSDALE	Account No. [illegible]	Util	70.95	70.95	0.00	0.00	0.00
Accounts Payable	Bill	02/07/2006	1000320315	Carney, [illegible], Robinson, Bovan & [illegible]	[illegible]	-SPLIT-	2,083.57	0.00	0.00	0.00	2,083.57
Accounts Payable	Check	05/17/2006	1065	NATURTECH	[illegible]	Chase Bank (DIP)	-1,000.00	-1,000.00	0.00	0.00	0.00
Accounts Payable	Check	05/25/2006	1071	NATURTECH	[illegible]	Chase Bank (DIP)	-560.00	-560.00	0.00	0.00	0.00
Accounts Payable	Bill	04/26/2006		PWB [illegible]	ABC [illegible]	Misc Exp	55.00	0.00	55.00	0.00	0.00
Accounts Payable	Bill	05/19/2006	Acct No 480-951-1065	Qwest	Acct No 480-951-1065 [illegible] DSL	Telephone	279.20	279.20	0.00	0.00	0.00
Accounts Payable	Bill	05/22/2006	[illegible]	Qwest		AR (DIP) Receivable	102.31	102.31	0.00	0.00	0.00
Accounts Payable	Bill	04/20/2006	Invoice No. 152378	Sample & Cooper LLP		Acct'g	250.00	0.00	250.00	0.00	0.00
Accounts Payable	Bill	03/29/2006	381	Shanahan, John	Inv. Legal Productions LLC	Misc Exp	550.00	0.00	0.00	0.00	550.00
Accounts Payable	Bill	03/07/2006		Sprint		Telephone	104.85	0.00	0.00	104.85	0.00
Accounts Payable	General Journal	02/17/2006	4-95	Sprint [illegible]	pd by [illegible]	AP	-574.75	0.00	0.00	0.00	-574.75
Accounts Payable	Bill	05/07/2006	Cust No. 114018461	Sprint [illegible]	May 2006, Cust No. 114018461	-SPLIT-	8.77	8.77	0.00	0.00	0.00
Accounts Payable	Bill	04/15/2006	Unit Number 0831	Tatum Ranch Storage Solutions		Rent	1.92	1.92	0.00	0.00	0.00
Accounts Payable	Bill	05/31/2006	Invoice No 5799	Tatum Ranch Storage Solutions	[illegible]	-SPLIT-	358.40	358.40	0.00	0.00	0.00
Accounts Payable	Bill	04/05/2006	Quarter 1 2006	U.S. Trustee		Reorg Exp - Bankruptcy Fees	250.00	0.00	250.00	0.00	0.00
Accounts Payable	Bill	05/18/2006	[illegible]35355	Vintage Freight LLC		Misc Exp	125.00	125.00	0.00	0.00	0.00
							3,186.86	-157.59	1,567.41	565.03	2,127.65
Professional Fees	General Journal	02/28/2006	0001-48		Accrual for legal fees	Legal	20,000.00	0.00	0.00	0.00	20,000.00
Professional Fees	General Journal	03/31/2006	0001-47		Accrue legal fees	Legal	20,000.00	0.00	0.00	20,000.00	0.00
Professional Fees	General Journal	04/30/2006	0002-40		Accrue for Creditor's Committee Attorney	Reorg Exp - Legal Fees	15,000.00	0.00	15,000.00	0.00	0.00
Professional Fees	General Journal	05/31/2006	0002-41		Accrual for Creditor's Committee Attorney	Reorg Exp - Legal Fees	10,584.03	10,584.03	0.00	0.00	0.00
Professional Fees	Bill	03/29/2006	BK	Carmichael & Powell	Acct# 2500907-00	Legal	35,450.88	0.00	0.00	35,450.88	0.00
Professional Fees	Bill	04/25/2006	April Billings	Carmichael & Powell		Reorg Exp - Legal Fees	6,425.62	0.00	6,425.62	0.00	0.00
Professional Fees	Bill	05/25/2006	May Billing	Carmichael & Powell		Reorg Exp - Legal Fees	8,150.00	8,150.00	0.00	0.00	0.00
Professional Fees	Bill	05/25/2006	May Expenses	Carmichael & Powell		Reorg Exp - Legal Fees	214.76	214.76	0.00	0.00	0.00
	Bill	05/31/2006	[illegible]	Malone & Bailey, P.C.		Malone & Bailey	22,000.00	22,000.00	0.00	0.00	0.00
							140,285.28	43,168.78	21,425.62	55,450.88	20,000.00
Other	General Journal	02/28/2006	0001-34		Feb 10th through Feb 28th Accrual	Georgia Aasland	2,710.00	0.00	0.00	0.00	2,710.00
Other	General Journal	03/10/2006	0001-35		Mar 1 through Mar 10 Accrual	Georgia Aasland	1,250.00	0.00	0.00	1,250.00	0.00
Other	General Journal	02/28/2006	0001-30		Feb Accrual Feb 10 through Feb 28	JS	8,492.00	0.00	0.00	0.00	8,492.00
Other	General Journal	03/10/2006	0001-31		March 1 to March 10 Accrual	JS	4,033.00	0.00	0.00	4,033.00	0.00
Other	Check	05/15/2006	W 28	Shanahan, John	[illegible] compensation to Malone & Bailey	Chase Bank (DIP)	-10,000.00	0.00	0.00	-1,558.00	-8,442.00
Other	General Journal	05/31/2006	0002-42	Richardson, John	Commission on [illegible] license sale	Commissions	10,000.00	10,000.00	0.00	0.00	0.00
Other	General Journal	05/31/2006	0002-43	Richardson, John	Commission on [illegible] license sale	Commissions	2,500.00	2,500.00	0.00	0.00	0.00
Other	General Journal	05/31/2006	0002-37		Payroll accrual for May	Payroll Expenses	8,560.00	8,560.00	0.00	0.00	0.00
Other	General Journal	05/31/2006	0002-25		Accrue payroll taxes as of 5/31/06	Payroll - Taxes	715.06	715.06	0.00	0.00	0.00
							28,260.06	21,878.06	0.00	3,804.00	2,710.00
							171,762.10	64,367.30	22,993.03	59,563.96	24,837.05

QUESTIONAIRE		
	YES	**NO**
Have any funds been disbursed from any accounts other than a Debtor-in-Possesion account?		X
Are any post-petition receivables (accounts, notes, or loans) due from related parties?		X
Are any wages past due?		X
Are any U.S. Trustee quarterly fees delinquent?		X

Provide a detailed explanation of any "YES" answers to the above questions: (attach additional sheets if needed)

Current number of employees: 4

INSURANCE			
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
Auto-Owner, Policy # pending	Commercial package policy	5/24/06-5/24/07	$1,300.00, down payment $933.95, in 6 months
D + O, Pending reorganization plan application review by carrier			$12,500.00 payment submitted
Farmer, A15106627	Workmans Comp	6/19/20-6/19/07	$995.00 annual payment submitted

What steps have been taken to remedy the problems which brought on the chapter 11 filing?

Identify any matters that are delaying the filing of a plan of reorganization:

Case Number: B-05-28174-PHX-CGC

DISBURSEMENT DETAIL

SEE ATTACHED

Month: May-06
Account #: 712329825
Bank Name: Chase

Cash/Electronic Disbursements			
Date	Payee	Purpose	Amount
		Total Cash Disbursements	

CHECKS ISSUED				
Check Number	Date	Payee	Purpose	Amount
Total checks listed on this page				
Total checks listed on continuation pages				

TOTAL DISBURSEMENTS FOR THE MONTH (include cash/electronic disbursements)	

DESERT HEALTH PRODUCTS, INC.

Month	Cat			Type	Date	Num	Name	Memo	Split	Amount
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/17/2006	ADP	ADP		Payroll Taxes	-5,028.26
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/18/2006	1063	Aadland, Georgia	reimb for copies & mailbox etc	Payables	-53.98
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/18/2006	1064	Peterson, Steve		Payables	-125.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/19/2006	1065	JOS Investments LP	Fee Ref Owne Licensing - India - Y & M - Dr. M	Payables	-2,500.00
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/19/2006	1066	JOS Investments LP	reimb. tests for his pat to naturtech for po # 17[illegible]	Payables	-1,000.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/19/2006	1067	Ace Solutions L.C.		Payables	-546.60
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/22/2006	1068	Meyer & More Inc		Payables	-75.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/22/2006	1070	Fed Ex		Payables	-15.48
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/22/2006	1071	Enhanced Communications Group		Payables	-13.30
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/24/2006	1069	Auto Owners Insurance	AZ-General Liability/Property	Insur	-1,300.05
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/24/2006	ADP	ADP		Payroll Expenses	-52.74
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/25/2006	1072	NATURTECH	Inv 5476	Payables	-840.09
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/25/2006	1073	Federal Express	VOID	Shipping	0.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/26/2006	1074	Boulder Medical Building	00641-01-200-0001113 - June 06	Payables	-1,300.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/26/2006	1075	Shannon, John		Payables	-147.24
May-06	8	Disbursements	Business - Ordinary Operations	Check	05/30/2006	1076	SECRETARY OF STATE AZ	Renew TN no. 103330 for Oph-Flex	Misc Exp	-10.00
May-06	8	Disbursements	Business - Ordinary Operations	Bill Pmt -Check	05/31/2006	1077	Peterson, Steve		Payables	-390.18
										-69,111.50